UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)      JANUARY 3, 2005
                                                       -------------------------

                               IWO HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        333-39746                                         14-1818487
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(Commission File Number)                       (IRS Employer Identification No.)


           901 LAKESHORE DRIVE
            LAKE CHARLES, LA                                   70601
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(Address of Principal Executive Offices)                    (Zip Code)


                                 (337) 436-9000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

           On January 3, 2005, IWO Holdings, Inc. ("IWO Holdings") and each of its subsidiaries (collectively, the "Company") entered into the First Amendment to Management Agreement (the "First Amendment") with US Unwired Inc. ("US Unwired"), the sole stockholder of IWO Holdings. The First Amendment amends the Management Agreement (the "Management Agreement"), dated as of April 1, 2004, between the Company and US Unwired. The First Amendment provides for the immediate cooperation of US Unwired in the transitioning of management services to the new management team of the Company that is contemplated by the Company's proposed plan of reorganization described in Item 1.03 below, without the necessity of a formal "termination" of the Management Agreement. Pursuant to the First Amendment, subject to the consummation of the Company's plan of reorganization described in Item 1.03 below, the Company will pay US Unwired (a) an additional $75,000 monthly fee for restructuring services for the period from the date of consummation of the plan of reorganization through the conclusion of the four month transition period and (b) a quarterly adjustment to the base management fee of $625,000 for the period US Unwired manages the Company during the calendar year 2005 through and including formal notice of termination of the Management Agreement, pro-rated for the applicable period. All other terms and provisions of the Management Agreement remain the same. Except for the provision as to US Unwired's immediate cooperation in providing transition services, the First Amendment will become effective only if the Company's proposed plan of reorganization is consummated.

           The foregoing description of the First Amendment is qualified in its entirety by reference to the terms of the First Amendment attached hereto as
Exhibit 10.1.

ITEM 1.03  BANKRUPTCY OR RECEIVERSHIP.

           On January 4, 2005, the Company filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") seeking relief under the provisions of chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") (the "Chapter 11 Case"). The Company continues to operate its businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. In connection with the Chapter 11 Case, the Company also filed with the Bankruptcy Court on January 4, 2005 a proposed "pre-packaged" plan of reorganization, under which (i) the Company will repay in full its outstanding senior credit agreement debt in the aggregate principal amount of $215,000,000, (ii) IWO Holdings' outstanding Senior Notes in the aggregate principal amount of $160,000,000 will be exchanged for all of the new common stock of IWO Holdings, (iii) all other general unsecured claims will be unimpaired and paid in full, and (iv) the existing common stock of IWO Holdings, all of which is owned by US Unwired, will be cancelled. In connection with the plan of reorganization, a newly formed corporation, which will be merged into IWO Holdings upon consummation of the plan of reorganization, anticipates issuing $232,720,400 in aggregate proceeds of new notes. The proceeds of such new notes would be used primarily to repay


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
the Company's senior credit agreement debt. Consummation of the plan of reorganization would be subject to, among other things, obtaining such new financing. As previously disclosed, the Company has entered into amendments to its agreements with Sprint PCS, and has settled certain pending disputes with Sprint PCS, thus satisfying certain conditions necessary to the consummation of the plan of reorganization.

           In addition, as previously disclosed, on November 29, 2004 IWO Holdings entered into a Lock Up Agreement (the "Lock Up Agreement") with holders of approximately 68% of IWO Holdings' 14% Senior Notes due 2011 (the "Senior Notes") pursuant to which such holders agreed to vote in favor of and support IWO Holdings' proposed financial restructuring plan including, among other things, the filing by IWO Holdings of the Chapter 11 Case, subject to the terms and conditions contained in the Lock Up Agreement. Following a pre-petition solicitation of votes from the holders of the Senior Notes, IWO Holdings received the votes of the holders of approximately 88.9% of the Senior Notes, constituting approximately 99.2% of the Senior Notes held by those holders voting, in support of IWO Holding's proposed plan of reorganization.

           A copy of the press release, dated January 4, 2005, announcing the bankruptcy filing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits.

10.1 First Amendment to Management Agreement, dated as of January 3, 2005, by and among IWO Holdings, Inc., Independent Wireless One Corporation, Independent Wireless One Leased Realty Corporation and US Unwired Inc.

99.1       Press Release issued by the Company on January 4, 2005.





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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   IWO HOLDINGS, INC.

                                   By: /s/ James J. Loughlin, Jr.
                                       --------------------------------------
                                       Name: James J. Loughlin, Jr.
                                       Title: Chief Restructuring Officer



Date: January 5, 2005


















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
                                  EXHIBIT INDEX


         EXHIBIT NO.                       DESCRIPTION
         -----------                       -----------

           10.1 First Amendment to Management Agreement, dated as of January 3, 2005, by and among IWO Holdings, Inc., Independent Wireless One Corporation, Independent Wireless One Leased Realty Corporation and US Unwired Inc.

           99.1       Press Release issued by the Company on January 4, 2005.





















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